Exhibit 99.4


                         REGISTRATION RIGHTS AGREEMENT



         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 22, 2005, is entered into by and between SKYTERRA COMMUNICATIONS, INC., a Delaware corporation (the "Company") and HUGHES NETWORK SYSTEMS, INC., a Delaware corporation ("HNS").

         WHEREAS, The DIRECTV Group, Inc. ("DTVG"), HNS, the Company and Hughes Network Systems, LLC ("Newco") have entered into a Contribution and Membership Interest Purchase Agreement, dated as of December 3, 2004 (as amended, the "Contribution Agreement"), pursuant to which, among other things, HNS, contributed to Newco, and Newco acquired and accepted from HNS certain assets, and assumed certain liabilities associated therewith, all on the terms and conditions set forth therein;

         WHEREAS, pursuant to the Contribution Agreement, among other things, the Company agreed to issue to HNS shares of common stock of the Company, par value $0.01 per share (the "Common Stock");

         WHEREAS, the parties have agreed that the Company will grant shelf and piggyback registration rights with respect to the shares of Common Stock issued by the Company pursuant to the Contribution Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  1.2 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  1.3 "Holder" means HNS and the other beneficial owners from time to time of Registrable Securities, but in each case only so long as each such Person continues to hold any Registrable Securities.

                  1.4 "Person" means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate, or other entity or organization.

                  1.5 "Registrable Securities" means the shares of Common Stock issued to HNS pursuant to the Contribution Agreement and any securities into which such shares of Common Stock have been converted or exchanged, and any securities issued with respect thereto upon any stock dividend, split or similar event; provided, however, that such shares and securities that are Registrable Securities shall cease to be Registrable Securities (x) upon any sale pursuant to a Registration Statement, or (y) with respect to a Holder, when such Holder is eligible to sell, transfer or otherwise convey all of such Holder's Registrable Securities pursuant to Rule 144 under the Securities Act without regard to volume and holding period limitations.

                  1.6 "Registration Statement" means a registration statement, including any Shelf Registration Statement, filed by the Company with the Commission for a public offering and sale of equity securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or a registration statement on Form S-3 solely for the purpose of registering shares issued in a non-underwritten offering in connection with a merger, combination or acquisition).

                  1.7 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given them in the Contribution Agreement.

         2.       Registration Rights.

                  2.1 Shelf Registration.

                      2.1.1 The Company shall prepare and file with the Commission as soon as practicable but in no event later than (i) if the Company is eligible to file a registration statement on Form S-3, one hundred twenty (120) days after the date hereof or (ii) if the Company is not eligible to file a registration statement on Form S-3, one hundred eighty (180) days after the date hereof, a "shelf" registration statement on Form S-3 or on another appropriate short form that permits incorporation by reference of certain information in the prospectus, or if not available to the Company on Form S-1 or such other appropriate form (the "Initial Shelf Registration Statement" and together with any subsequent shelf registration statement filed in the event the Initial Shelf Registration Statement is withdrawn or New Shelf Registration Statement (as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the "Shelf Registration Statement"), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (the "Shelf Registration"), registering the resale from time to time by Holders of all of the Registrable Securities. The Shelf Registration Statement shall be on an appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by such Holders from time to time in accordance with the methods of distribution elected by the Holders of Registrable Securities and set forth in the Shelf Registration Statement. The Company shall use commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable. The Company shall use its best efforts to keep the Shelf Registration Statement, continuously effective under the Securities Act to permit the prospectus, forming a part thereof, to be used lawfully by the Holders of the Registrable Securities, until the earliest of (i) the date when all the Registrable Securities registered under the Shelf Registration Statement have been sold pursuant thereto, (ii) the date when each Holder is eligible to sell, transfer or otherwise convey all of such Holder's Registrable Securities pursuant to Rule 144 under the Securities Act without regard to volume and holding period limitations or (iii) eighteen (18) months after the date the Shelf Registration Statement is declared effective under the Securities Act (or for such longer period if extended pursuant to Section
2.1.2 or for such number of days as the Holders are required to agree not to sell, transfer or otherwise dispose of the Registrable Securities pursuant to
Section 8) (such period, the "Effectiveness Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law. The Company shall at all times after the date hereof use commercially reasonable efforts to remain eligible under the Securities Act to file a registration statement on Form S-3.

                      2.1.2 If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof; provided, that the period of time set forth in Section 2.1.1(iii) shall be extended by any period of time the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period.

                      2.1.3 The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as reasonably requested by (i) HNS in the event that it is participating in the Shelf Registration Statement or (ii) a majority of the Holders of Registrable Securities.

                      2.1.4 Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and the related prospectus, it will do so only in accordance with this Section 2.1.4. At the time the Shelf Registration Statement is declared effective, each Holder who has provided the Company with the information required by Section 7, on or prior to the date that is five
(5) business days prior to such time of effectiveness, and who holds Registrable Securities shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable, and in any event no later ten (10) business days after the date any other Holder delivers the information required by Section 7 to the Company, as required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act or, if required by applicable law upon advice of counsel, prepare and file a new Shelf Registration Statement combining, pursuant to Rule 429 under the Securities Act (or any successor rule), the information contained in the prospectus forming part of the existing Shelf Registration Statement and the prospectus forming part of such new Shelf Registration Statement (for purposes of this Section 2.1.4, this new Shelf Registration Statement is referred to as the "New Shelf Registration Statement") so that such Holder of Registrable Securities that has delivered the information required by Section 7 is named as a selling securityholder in a Shelf Registration Statement and the related prospectus in such a manner as to permit the Holder to deliver a prospectus relating to an effective Registration Statement to purchasers of the Registrable Securities in accordance with applicable law. If the Company, upon the advice of counsel, files a post-effective amendment to the Shelf Registration Statement or a New Shelf Registration Statement, the Company shall use their commercially reasonable efforts to cause such post-effective amendment or such New Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable. The Company shall also
(i) provide any Holder with copies of any documents filed pursuant to this
Section 2.1.4 and (ii) notify any Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or such New Shelf Registration Statement filed pursuant to this Section 2.1.4.

                      2.1.5 Notwithstanding any other provisions of this Agreement to the contrary, the Company shall as expeditiously as possible use its best efforts to prepare and file with the Commission any amendments and supplements to the Shelf Registration Statement and the prospectus included in the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement.

                 2.2. Incidental Registration.

                      2.2.1 Subject to Section 2.2.2, below, whenever the Company proposes to file a Registration Statement for the issuance or public sale of Common Stock or other equity of the Company for its own account or for the account of a holder of Common Stock of the Company (except for registrations relating to employee benefit plans and corporate reorganizations) at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Holder or Holders given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its best efforts to cause all Registrable Securities that the Company has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this
Section 2.2 without obligation to any Holder.

                      2.2.2 In connection with any offering under this Section
2.2 involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the good faith opinion of the underwriters, jeopardize the success of the offering by the Company.

                      2.2.3 In connection with any offering under this Section
2.2 involving an underwriting, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the securities to be so underwritten, the securities which the Company has requested to be so included shall be entirely included in such registration and underwriting and the number of Registrable Securities to be included in the registration and underwriting by the Holders shall thereafter be allocated pro rata among the Holders and any other Persons with similar registration rights based upon their total ownership of Common Stock or other equity interests; provided, however, that such allocation shall not operate to reduce the aggregate number of securities to be included in such registration, if any Holder does not request inclusion of the maximum number of Registrable Securities allocated to such Holder pursuant to the above-described procedure, in which case the remaining portion of such Holder's allocation shall be reallocated among those Holders whose allocations did not satisfy their requests, pro rata on the basis of the Common Stock or other equity interests which would be held by such Holders. This procedure shall be repeated until all of the securities which may be included in the registration on behalf of the requesting Holders have been so allocated.

         3. Registration Procedures. When the Company causes the registration of any of the Registrable Securities under the Securities Act, the Company shall:

                  3.1 as expeditiously as possible use its best efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective in accordance with the time and other limitations set forth herein;

                  3.2 as expeditiously as possible use its best efforts to prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  3.3 not later than five (5) business days prior to filing the Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to a single counsel selected by the Holders of the Registrable Securities included or to be included in such Registration Statement copies of such Registration Statement or prospectus, or any amendment or supplement thereto as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by such Holders and such counsel during such five-business-day period, and the Company shall not file any Registration Statement or prospectus, or any amendment or supplement thereto containing any statements with respect to any such Holder to which such Holder shall reasonably object in writing during such five-business-day period;

                  3.4 as expeditiously as possible use its best efforts to furnish to each selling Holder such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Holder;

                  3.5 as expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the selling Holder; provided, however, that the Company shall not be required in connection with this Section 3.5 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

                  3.6 in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and reasonably cooperate in the marketing efforts of the underwriters and the Holders by, among other things, making available, as reasonably requested by the underwriters and the Holders, senior executive officers of the Company for attendance at, and active participation with the underwriters in, informational meetings with prospective purchasers of the Registrable Securities being offered, including meeting with groups of such purchasers or with individual purchasers, providing information and answering questions about the Company at such meetings, and traveling to locations at reasonable times and as reasonably selected by the underwriters. Holders participating in such underwriting shall also enter into and perform their obligations under such an agreement;

                  3.7 promptly notify each Holder of Registrable Securities upon the occurrence of any of the following events in respect of the Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request by the Commission or any other Federal or state governmental authority for additional information, amendments or supplements to the Registration Statement or related prospectus;
(ii) notification of the issuance by the Commission or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (v) the declaration by the Commission of the effectiveness of the Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company promptly shall make available to the Holders any such supplement or amendment to the related prospectus.

                  3.8 use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and
(ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters;

                  3.9 if the Company has delivered preliminary or final prospectuses to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of the Registrable Securities;

                  3.10 cause all Registrable Securities to be listed on any securities exchanges or automated quotation systems on which the Common Stock is then listed;

                  3.11 make available for inspection by any Holder or any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, accountants, attorneys and auditors to supply all information reasonably requested by any Inspectors in connection with such Registration Statement;

                  3.12 if requested by the Holders, provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement covering such Registrable Securities and provide the Company's transfer agent(s) and registrar(s) for the Registrable Securities with printed certificates for the Registrable Securities;

                  3.13 cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD; and

                  3.14 use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of a Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         4. Allocation of Expenses. The Company will pay all Registration Expenses (as defined below) of all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one (1) counsel selected by the selling Holders to represent the selling Holders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Holders' own counsel (other than the counsel selected to represent all selling Holders).

         5. Indemnification and Contribution. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities (including any member, partner, officer or director of such seller), each underwriter of such seller of such Registrable Securities, and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller (including any member, partner, officer or director of such seller), underwriter or controlling Person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with the offering covered by such Registration Statement; and the Company will reimburse such seller (including any member, partner, officer or director of such seller), underwriter and each such controlling Person of the seller or underwriter for any legal or any other expenses reasonably incurred by such seller (including any member, partner, officer or director of such seller), underwriter or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling Person specifically for use in the preparation thereof.

                  In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, and any other seller of Registrable Securities or any such seller's partners, directors or officers and each Person, if any, who controls such seller within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, other selling Holder or controlling Person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such seller of Registrable Securities will reimburse the Company for any legal or any other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds received by each selling Holder of Registrable Securities sold as contemplated herein.

                  Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 5, (a) in no case shall any one Holder be liable or responsible for any amount in excess of the net proceeds received by such Holder from the offering of Registrable Securities and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party or parties under this Section 5, notify such party or parties from whom such contribution may be sought, but the omission so to notify such party or parties from contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this
Section 5. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

         6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         7. Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         8. "Market Stand-Off" Agreement. Each Holder, if requested by the Company and an underwriter of Registrable Securities, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities held by such Holder for a specified period of time determined by the Company and the underwriters (not to exceed 90 days) following the effective date of a Registration Statement; provided, that all holders of more than 1% of the Common Stock (including convertible securities, or upon the exercise of options, warrants or rights) and all executive officers and directors of the Company enter into similar agreements.

                  Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of the stand-off period.

                  The Company agrees, on behalf of itself and its Affiliates, not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.2 hereof, or any securities convertible into or exchangeable or exercisable for such securities (in each case other than in connection with the Company's employee stock option or incentive plan) during the 30 days prior to, and during the 120-day period beginning on, the commencement of a public distribution of Registrable Securities (or such shorter period of time as may be required by the underwriter effecting such public distribution).

         9. Rule 144 Requirements. The Company agrees to:

                  (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Holder of Registrable Securities upon written request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         10. General.

                  10.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  10.2 Specific Performance. In addition to any and all other remedies that may be available at law, in the event of any breach of this Agreement, the Holders shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  10.3 Jurisdiction. This Agreement and the duties and obligations of the parties hereto shall be enforceable against the parties hereto in the courts of the United States of America, and of the State of New York in each case, located in the County of New York in the State of New York. For such purpose, the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of such courts, and agree that all claims in respect of this Agreement any of the other documents referred to herein or therein may be heard and determined in any of such courts. The parties hereto hereby irrevocably agree that a final judgment of any of the courts specified above in any action or proceeding relating to this Agreement or to any of the other documents referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  10.4 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof, other than Section 5-1401 of the New York General Obligations Law).

                  10.5 Notices. All notices required or permitted by this Agreement shall be in writing and shall be deemed given upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or three (3) business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below, or as subsequently modified by written notice to the other parties:

         If to the Company:

                           SkyTerra Communications, Inc.
                           19 West 44th Street, Suite 507
                           New York, NY 10036
                           Attention:  Jeff Leddy
                           Telecopy:  212-730-7541

         With copies to:

                           Apollo Management, L.P.
                           9 West 57th Street
                           New York, NY 10019
                           Attention: Andy Africk
                           Telecopy No. 212-515-3283

                           and

                           O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY  10036
                           Attention: John J. Suydam
                           Telecopy No.:  212-408-2420

         If to HNS:

                           Hughes Network Systems, Inc.
                           c/o The DIRECTV Group, Inc.
                           2250 East Imperial Highway
                           El Segundo, CA 90245
                           Attn.:  Larry D. Hunter, Esq.
                           Telecopy No.:  310-964-0838

         With a copy to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive
                           Suite 1100
                           McLean, VA  22102
                           Attention: Richard K.A. Becker, Esq.
                           Telecopy:  (703) 610-6200

                  10.5 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  10.6 Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the majority of the Holders. Any such amendment, termination or waiver effected in accordance with this Section 10.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  10.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  10.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  10.9 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  10.10 Assignment. The registration rights contained in
Section 2 may be transferred by a Holder in connection with the transfer by such Holder of the Registrable Securities to which such registration rights relate to any transferee who (i) is an Affiliate of such Holder or (ii) who, immediately following such transfer, holds at least fifty percent (50%) of the outstanding Registrable Securities originally issued to HNS. As a condition to the effectiveness of any such transfer of registration rights hereunder, the transferee shall execute a counterpart of, and shall become a party to, this Agreement.

                  10.11 Mergers, etc. The Company agrees that, in connection with any merger, consolidation or the sale of all or substantially all of its assets in exchange for securities of another Person, it shall (i) use its commercially reasonable efforts in light of the circumstances then existing to require the surviving, consolidated or purchasing Person to enter into an agreement to register the securities of such surviving, consolidated or purchasing Person, to be received by the Holders, on substantially the same terms and provisions as are provided in this Agreement or (ii) if no such agreement is entered into with such surviving, consolidated or purchasing Person, the Company shall offer to purchase the Registrable Securities at a price equal to the fair market value of such securities consistent with the valuation of such securities under such merger, consolidation or sale transaction.

                  10.12 Termination. This Agreement will terminate five (5) years after the date hereof.

                        [Signatures on following page]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                      COMPANY:

                                      SKYTERRA COMMUNICATIONS, INC.


                                      By:  /s/ JEFRREY LEDDY
                                           ----------------------------
                                      Name:  Jeffrey Leddy
                                      Title: CEO


                                      HNS:

                                      HUGHES NETWORK SYSTEMS, INC.


                                      By: /s/ DEAN MANSON
                                         -------------------------------
                                      Name:  Dean Manson
                                      Title: Vice President and General
                                             Counsel